UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2019

STEWARDSHIP FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

New Jersey	1-33377	22-3351447
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

630 Godwin Avenue, Midland Park, NJ 07432

(Address of principal executive offices) (Zip Code)

(201) 444-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value	SSFN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On June 7, 2019, Stewardship (“Stewardship”) and Columbia Financial, Inc. (“Columbia”), the parent company of Columbia Bank, a federally chartered savings bank, issued a joint press release announcing that Stewardship and Columbia had entered into an Agreement and Plan of Merger (the “Merger Agreement”) providing for, among other things, the merger (the “Merger”) of Stewardship with Columbia. Pursuant to and subject to the terms of the Merger Agreement shareholders of Stewardship will receive $15.75 in cash for each share of Stewardship common stock held. The consummation of the Merger is subject to customary closing conditions, including, but not limited to, (i) receipt of the requisite approval of Stewardship’s shareholders, (ii) receipt of all required regulatory approvals and (iii) the absence of any law or order prohibiting the closing. In addition, each party’s obligation to consummate the Merger is subject to certain other customary conditions, including (i) the accuracy of the representations and warranties of the other party subject to certain materiality standards and (ii) compliance in all material respects by the other party with its covenants.

On June 7, 2019, Stewardship sent an interoffice memorandum to its employees regarding the Merger which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Other Exhibits.
(d)	Exhibits
Number	Description
99.1	Interoffice Memorandum, dated June 7, 2019, issued by Stewardship Financial Corporation to its Employees

Forward-Looking Statements

Certain statements herein constitute forward-looking statements within the meaning of Section 21E of the Exchange Act and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements may be identified by words such as “believes,” “will,” “would,” “expects,” “project,” “may,” “could,” “developments,” “strategic,” “launching,” “opportunities,” “anticipates,” “estimates,” “intends,” “plans,” “targets” and similar expressions. These statements are based upon the current beliefs and expectations of Stewardship’s management and are subject to significant risks and uncertainties.

Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. The following factors, among others, could cause actual results to differ materially from the anticipated results expressed in the forward-looking statements: (i) governmental approvals of the Merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the Merger or otherwise; (ii) the shareholders of Stewardship may fail to approve the Merger; and (iii) changes in legislation, regulations and policies may prohibit, restrict or delay the Merger. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Stewardship’s and Columbia’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission (the “SEC”) and available at the SEC’s Internet website (www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Stewardship and Columbia or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Except as required by law, Stewardship and Columbia do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.

Additional Information about the Proposed Merger and Where to Find It

In connection with the proposed Merger, Stewardship will file a proxy statement with the SEC. Columbia will also file relevant materials in connection with its proposed acquisition of Stewardship. Shareholders of Stewardship are urged to read the proxy statement and other relevant documents and any amendments or supplements to those documents, because they will contain important information which should be considered before making any decision regarding the transaction.  A free copy of the proxy statement, as well as other filings containing information about Stewardship and Columbia, when they become available, may be obtained at the SEC’s Internet site (http://www.sec.gov). Copies of the proxy statement may also be obtained, free of charge, from Stewardship’s website at www.asbnow.bank under the “Investor Relations” tab or by directing a request to the Secretary of Stewardship at 630 Godwin Avenue, Midland Park, New Jersey 07432-1405.

Certain Information Regarding Participants

Stewardship and Columbia and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies of Stewardship shareholders in connection with the proposed Merger. You can find information about Stewardship’s and Columbia’s executive officers and directors in the materials filed by Stewardship and Columbia with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction and a description of their direct and indirect interests, by security holdings or otherwise, may be obtained by reading the proxy statement filed by Stewardship with the SEC on April 3, 2019, the proxy statement of Columbia filed with the SEC on April 22, 2019 and other relevant documents regarding the proposed Merger to be filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

STEWARDSHIP FINANCIAL CORPORATION

Date: June 7, 2019

	By:	/s/ Claire M. Chadwick
Name: Claire M. Chadwick
Title: Executive Vice President and Chief Financial Officer